                                MASTER LEASE AMENDMENT

                             Dated As Of October 31, 1997

     Reference is made to the Master Lease Agreement dated as of October 3O, 1996 together with its Master Lease Addendum dated as of October 30, 1996 (collectively, the "Master Lease") by and between Banc One Leasing Corporation ("Lessor") and STB Systems, Inc. ("Lessee"). This Amendment modifies the terms and conditions of the Master Lease. Unless otherwise defined herein, capitalized terms defined in the Master Lease shall have the same meaning when used herein.

     For good and valuable consideration, receipt of which is hereby acknowledged, and in order to induce the execution of additional Schedules to the Master Lease, Lessor and Lessee hereby agree as follows:

     1. Lessee represents and warrants that its sole subsidiary as of the date of this Amendment is STB de Mexico, S.A. de C. V. As used below, "Other Subsidiary" shall mean any direct or indirect subsidiary of Lessee other than STB de Mexico, S.A. de C. V.

     2. So long as any obligations remain outstanding under any present or future Schedule to the Master Lease, Lessee agrees that it shall arrange for each Other Subsidiary to execute and deliver to Lessor a valid, binding and enforceable guarantee of all obligations of Lessee under any present of future Schedule to the Master Lease; provided, that each such guarantee shall be absolute and unconditional and each such guarantee (together with all corporate proceedings relating thereto) shall be satisfactory in form and substance to Lessor.

     3. Except as expressly amended by this Amendment and other written instruments signed by the party to be bound, the Master Lease remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first referenced above.

STB SYSTEMS, INC.                       BANC ONE LEASING CORPORATION
(Lessee)                                (Lessor)

By: /s/ J. Hopkins                      By: /s/ Anthony Park
   -------------------------------         -------------------------------

Title: Vice President                   Title: Funding Authority
      ----------------------------            ----------------------------

                                  CORPORATE GUARANTY

                               Dated December___, 1997

Lessee Name: STB Systems, Inc.

Master Lease Agreement Dated October 30, 1996

Equipment Cost: Up To $3,117,379.35

     1. For valuable consideration, the receipt of which is hereby acknowledged, STB DE MEXICO, S.A. DE C.V. (hereinafter called the "undersigned" or "Guarantor") guarantees to BANC ONE LEASING CORPORATION (hereinafter called "Lessor") the full and prompt performance by the lessee identified above (hereinafter called "Lessee") of all obligations which Lessee now has or may hereafter have to Lessor, including but not limited to obligations under equipment leases and promissory notes executed in connection with anticipated equipment leases (including but not limited to all present and future lease schedules and promissory notes under the Master Lease identified above, with a total original equipment cost to the Lessor of up to the amount of the Equipment Cost set forth above), and unconditionally guarantee the prompt payment when due (whether at scheduled maturity, upon acceleration or otherwise) of any and all sums, indebtedness and liabilities of whatsoever nature, due or to become due, direct or indirect, absolute or contingent, now or hereafter at any time owed or contracted by Lessee to Lessor, and all costs and expenses of and incidental to collection of any of the foregoing, including reasonable attorneys' fees (all of the foregoing hereinafter called "Obligations"). It is the undersigned's express intention that this guaranty in addition to covering all present Obligations of Lessee to Lessor, shall extend to all future Obligations of Lessee to Lessor, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or are reincurred, whether or not such Obligations are related to the Master Lease identified above, whether or not such Obligations exceed the Equipment Cost identified above, and whether or not such Obligations are specifically contemplated by the undersigned, Lessee, and Lessor as of the date hereof.

     2. This is an absolute and unconditional guarantee of payment and not of collection. Lessor shall not be required, as a condition of the liability of the undersigned, to resort to, enforce or exhaust any of its remedies against the Lessee or any other party who may be liable for payment on any Obligation or to resort to, marshall, enforce or exhaust any of its remedies against any leased property or any property given or held as security for this Guaranty or any Obligation.

     3. The undersigned hereby waive and grant to Lessor, without notice to the undersigned and without in any way affecting the liability of the undersigned, the right at any time and from time to time, to extend other and additional credit, leases, loans or financial accommodations to Lessee apart from the Obligations, to deal in any manner as it shall see fit with any Obligation of Lessee to Lessor and with any leased property or security for such Obligation, including, but not limited to, (i) accepting partial payments on account of any Obligation, (ii) granting extensions or renewals of all or any part of any Obligation, (iii) releasing, surrendering, exchanging, dealing with, abstaining from taking, taking, abstaining from perfecting, perfecting, or accepting substitutes for any or all leased property or security which it holds or may hold for any Obligation, (iv) modifying, waiving, supplementing or otherwise changing any of the terms, conditions or provisions contained in any Obligation and (v) the addition or release of any other party or person liable hereon, liable on the Obligations or liable on any other guaranty executed to guarantee any of Lessee's Obligations. The undersigned jointly and severally hereby agree that any and all settlements, compromises, compositions, accounts stated and agreed balances made in good faith between Lessor and Lessee shall be binding upon the undersigned.

     4. Every right, power and discretion herein granted to Lessor shall be for the benefit of the successors or assigns of Lessor and of any transferee or assignee of any Obligation covered by this Guaranty, and in the event any such Obligation shall be transferred or assigned, every reference herein to Lessor shall be construed to mean, as to such Obligation, the transferee or assignee thereof. This Guaranty shall be binding upon each of the undersigned's executors, administrators, heirs, successors and assigns.

     5. This Guaranty shall continue in force for so long as Lessee shall be obligated to Lessor, and thereafter until Lessor shall have actually received written notice of the termination hereof from the undersigned, it being contemplated that Lessee may borrow, lease, repay and subsequently borrow money from or lease property from, or become obligated to, Lessor from time to time, and the undersigned, not having given notice of the termination hereof as herein provided for, shall be deemed to have permitted this Guaranty to remain in full force and effect for the purpose of inducing Lessor to make further leases or loans to Lessee; provided, however, no notice of termination of this Guaranty shall affect in any manner the rights of Lessor arising under this Guaranty with respect to the following: (a) any Obligation incurred by Lessee in connection with the Master Lease identified above with a total equipment cost of no more than the amount of the Total Equipment Cost set forth above, whether such obligation is in the form of a lease or a promissory note; or (b) any Obligation incurred by Lessee prior to receipt by Lessor of written notice of termination or any Obligation incurred after receipt of such written notice pursuant to a written agreement entered into by Lessor prior to receipt of such notice. The undersigned expressly waive notice of the incurring by Lessee of any Obligation to Lessor. The undersigned also waive presentment, demand of payment, protest, notice of dishonor or nonpayment of or nonperformance of any Obligation.

     6. The undersigned hereby waive any claims or rights which they might now have or hereafter acquire against Lessee or any other person primarily or contingently liable on any Obligation of Lessee, which claims or rights arise from the existence or performance of the undersigned's obligations under this Guaranty or any other guaranty or under any instrument or agreement with respect to any leased property or any property constituting collateral or security for this Guaranty or any other guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Lessor or any other creditor which the undersigned now has or hereafter acquires, whether such claim or right arises in equity, under contract or statute, at common law, or otherwise.

     7. Lessor's rights hereunder shall be reinstated and revived, and this Guaranty shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Lessor upon the bankruptcy, insolvency or reorganization of the Lessee, the undersigned, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.

     8. The undersigned jointly and severally agree to pay to Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in the enforcement or attempted enforcement of this Guaranty, whether or not suit is filed in connection therewith, or in the exercise by Lessor of any right, privilege, power or remedy conferred by this Guaranty.

     9. The undersigned represent and warrant that they have relied exclusively on their own independent investigation of Lessee, the leased property and the collateral for their decision to guarantee Lessee's Obligations now existing or thereafter arising. The undersigned agree that they have sufficient knowledge of the Lessee, the leased property, and the collateral to make an informed decision about this Guaranty, and that Lessor has no duty or obligation to disclose any information in its possession or control about Lessee, the leased property, and the collateral to the undersigned. The undersigned warrant to Lessor that they have adequate means to obtain from the Lessee on a continuing basis information concerning the financial condition of the Lessee and that they are not relying on Lessor to provide such information either now or in the future.

     10. As long as any indebtedness under any of the Obligations remains unpaid or any credit is available to Lessee under any of the Obligations, the undersigned agree to furnish to Lessor: (a) annual financial statements setting forth the financial condition and results of operation of the undersigned (financial statements shall include balance sheet, income statement, changes in financial position and all notes thereto) within 120 days of the end of each fiscal year of the undersigned; (b) quarterly financial statements setting forth the financial condition and results of operation of the undersigned within 60 days of the end of each of the first three fiscal quarters of the undersigned; and (c) such other financial information as Lessor may from time to time request including, without limitation, financial reports filed by the undersigned with federal or state regulatory agencies.

     11. No postponement or delay on the part of Lessor in the enforcement of any right hereunder shall constitute a waiver of such right. The failure of any person or entity to sign this Guaranty shall not discharge the liability of any of the undersigned.

     12. GUARANTOR HEREBY EXPRESSLY WAIVES THE BENEFITS ESTABLISHED BY ARTICLES 2709, 2710 AND 2712 OF THE CIVIL CODE FOR THE STATE OF CHIHUAHUA. LIKEWISE, GUARANTOR EXPRESSLY WAIVES THE BENEFITS ESTABLISHED IN ARTICLES 2738, 2739, 2740, 2742 AND 2743 OF THE CIVIL CODE FOR THE STATE OF CHIHUAHUA, AUTHORIZING LESSOR WITHOUT NOTICE OR DEMAND AND WITHOUT LIABILITY TO THE TERMS OF PARAGRAPHS 1,2,3,4,5,6,7, AND 8 OF THIS GUARANTY.

     13. Any and all amounts required to be paid by the undersigned hereunder shall be paid in lawful money of the United States of America strictly in accordance with the terms and provisions of the Obligations, without set-off or counterclaim and without deduction for and free and clear of any and all taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed with respect to the Obligations or this Guaranty or the proceeds to the holder hereof by the country identified below or any other country or any political subdivision or taxing authority or other agency thereof or therein other than the United States of America or any of its political subdivisions ("Foreign Taxes"). If any Foreign Taxes are required to be deducted or withheld from any amounts payable to Lessor under this Guaranty, such amount payable shall be increased to yield to Lessor (after payment of all Foreign Taxes) the amount specified to be paid hereunder, reduced by the amount of any foreign tax credit actually received and used by Lessor under the income tax laws of the United States resulting from the payment of such Foreign Taxes. Whenever any Foreign Tax is paid by the undersigned on behalf of Lessor, as promptly as possible thereafter the undersigned shall send Lessor an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by Lessor. The obligation of the undersigned hereunder to make payments in lawful money of the United States of America shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than United States Dollars EXCEPT TO THE EXTENT that any such tender or recovery shall comply with mandatory laws of the United Mexican States which provide for payment of obligations in the currency of the United Mexican States; provided, that any such payment in currency of the United Mexican States shall be made at the then current legal exchange rate in the United Mexican States if mandatory laws of the United Mexican States require Lessor to accept such legal exchange rate or, if permitted by the laws of the United Mexican States, at the then current market exchange rate that results in the effective receipt by Lessor of the full amount of United States Dollars expressed to be payable hereunder.

             Undersigned's Country of Organization: United Mexican States

     14. For purposes of this Guaranty and the resolution of disputes hereunder, the parties irrevocably submit and consent to, and waive any objection to, the jurisdiction and venue of the state or federal courts located in Dallas County, Texas it being acknowledged and agreed that the subject matter of the Lease is located in Dallas County, Texas. Venue for the enforcement of any obligations contained herein shall lie in Dallas County, Texas and the parties hereby waive the right to be sued elsewhere. The undersigned further agree that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of its liability.

     15. This Guaranty contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof. This Guaranty is not intended to replace or supersede any other guaranty which the undersigned have entered into or may enter into in the future. The undersigned may enter into additional guaranties in the future which may or may not refer to the Master Lease identified above and such guaranties are not intended to replace or supersede this Guaranty unless specifically provided in that additional guaranty. The interpretation, construction and validity of this guaranty shall be governed by the laws of the State of Ohio in the United States of America.

                        [The next page is the signature page.]

ALL PARTIES TO THIS GUARANTY, INCLUDING GUARANTOR AND LESSOR, WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY ON ANY MATTER WHATSOEVER ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS GUARANTY.


Undersigned/Guarantor:

STB DE MEXICO, S.A. DE C.V.
(Name of Guarantor)


By: /s/ [ILLEGIBLE]
   -----------------------------------

Title: Chief Advisor
      --------------------------------

Witness: /s/ Craig [ILLEGIBLE]
        ------------------------------



                                   ACKNOWLEDGED BY:


STB SYSTEMS, INC.                       BANC ONE LEASING CORPORATION
(Lessee)                                (Lessor)

By:                                     By: /s/ Anthony Park
   --------------------------------        --------------------------------

Title:                                  Title Funding Authority
      -----------------------------           -----------------------------

                           MAINTENANCE AND RETURN ADDENDUM

Lease Schedule No: 1000063905       Master Lease Agreement Date:  10-30-96

Lessee Name: STB SYSTEMS, INC.

     Reference is made to the Master Lease Agreement identified above ("Master Lease") and to the Lease Schedule identified above ("Schedule"), which are by and between Banc One Leasing Corporation ("Lessor") and the lessee identified above ("Lessee"). As used herein: "Lease" shall mean the Schedule and the Master Lease to the extent that it relates to the Schedule; and "Equipment" shall mean the equipment covered by the Schedule. This Addendum modifies the terms and conditions of the Lease. Unless otherwise defined herein, capitalized terms defined in the Lease shall have the same meaning when used herein.

     As part of the valuable consideration to induce the execution of the Lease by the parties thereto, Lessor and Lessee hereby agree as follows:

     1. PHYSICAL CONDITION. In addition to all other terms and conditions of the Lease relating to maintenance, service, repair and return of the Equipment, Lessee agrees to comply with the following terms and conditions:

     (a) Lessee agrees to maintain, service and repair the Equipment in accordance with the original manufacturer's recommendations and manual. Written records of the maintenance, service and repair will be kept, dated, and signed by the appropriate officer or manager of Lessee.

     (b) Lessee shall cause the Equipment to be operated in accordance with any applicable manufacturer's manuals or instructions within its normal capacity and without abuse, by competent and duly qualified personnel and strictly in accordance with all applicable government laws and regulations.

     (c) Replacement parts for the Equipment must be purchased from sources approved by the original manufacturer. Copies of all purchase orders for such replacement parts are to be filed in the Equipment file.

     (d) At the time of the return of the Equipment, the Equipment must: be fully operational and able to perform as originally intended without repair, or rebuild; be able to meet or exceed manufacturer's performance specifications for such Equipment; and be free of any contamination from any source or substance as provided by applicable industry standards and by all applicable Federal, state and local government laws and regulations.

     (e) At the time of the return of the Equipment, all parts, mechanisms, components, devices and operating accessions for the Equipment (including, but not limited to, the current version of any applicable software in Lessee's possession which is for the use or operation of the Equipment) shall also be returned to Lessor.

     2.   INSPECTION.   In addition to its right to inspect the Equipment,
Lessor may also inspect the records regarding the maintenance, service and repair of the Equipment. If, after any inspection of any Equipment or the records for any Equipment by Lessor or its agent, Lessor determines that discrepancies exist as they pertain to the condition, maintenance, service or repair of the Equipment, then Lessor will communicate these discrepancies to Lessee in writing. Lessee shall have 30 days to repair or correct these discrepancies at Lessee's sole expense. Lessee will pay all expenses for a re-inspection by Lessor or its agent if corrective measures are required.

     3.   REMOVAL, PACKAGING, TRANSPORTATION.   In addition to all other terms
and conditions of the Lease as it relates to the return of the Equipment, Lessee agrees to comply with the following terms and conditions:

     (a) When returning any Equipment, any special transportation devices, which were provided with the Equipment when originally delivered must be used. De-installation and packing is to be undertaken by the original manufacturer or by a company that is acceptable to Lessor and Lessee and shall be done in accordance with the manufacturer's specifications. The Equipment shall be certified for resale by the manufacturer at Lessee's expense.

     (b) Boxing, banding and labeling of all components and documents, including but not limited to service manuals, service and repair records and descriptive brochures, must be done in a conscientious and meticulous manner so as to facilitate the efficient reinstallation of the Equipment.

     (c) All lock keys are to be wired together and secured to a major external component of the Equipment.

     4.   NOTICE.   The notice required from Lessee pursuant to Section 23(a) of the Master Lease shall be given at least 120 days, but no more than 180 days, prior to the expiration of the Lease Term of the schedule.

     Except as expressly amended by this Addendum, the Lease remains unchanged and in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the date referenced above.


Lessor:

BANC ONE LEASING CORPORATION
-----------------------------------------------------------

By:  /s/ Anthony Park
    -------------------------------------------------------

Title:  Funding Authority
       ----------------------------------------------------





Lessee:

STB SYSTEMS, INC.
-----------------------------------------------------------

By:  /s/ J. Hopkins
    -------------------------------------------------------

Title:   Vice President
       ----------------------------------------------------